UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

PDF Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31311 (Commission File Number)	25-1701361 (IRS Employer Identification No.)

333 West San Carlos Street Suite 700 San Jose, CA (Address of principal executive offices)	95110 (Zip Code)

Registrant’s telephone number, including area code: (408) 280-7900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.

     On October 21, 2004, the Registrant issued a press release regarding its financial results and certain other information related to the third fiscal quarter of 2004 ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

     On October 21, 2004, the Registrant issued a press release regarding the financial outlook for the fourth fiscal quarter ending December 31, 2004 and the first fiscal quarter ending March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.2. The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 21, 2004 regarding financial results and certain other information related to the third fiscal quarter of 2004 ended September 30, 2004.
99.2	Press Release dated October 21, 2004 regarding the financial outlook for the fourth fiscal quarter ending December 31, 2004 and the first fiscal quarter ending March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF Solutions, Inc. (Registrant)
Date: October 21, 2004	By:	/s/ P. Steven Melman
P. Steven Melman
Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 21, 2004 regarding financial results and certain other information related to the third fiscal quarter of 2004 ended September 30, 2004.
99.2	Press Release dated October 21, 2004 regarding the financial outlook for the fourth fiscal quarter ending December 31, 2004 and the first fiscal quarter ending March 31, 2005.